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                                                                     Exhibit 7.3


                            AGREEMENT OF JOINT FILING

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission, the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same instrument.


Dated: July 25, 2003


                                   /s/ Steven A. Calabrese
                                   --------------------------------------------
                                   STEVEN A. CALABRESE


                                   CCAG LIMITED

                                             By: TGF, Inc., an Ohio corporation
                                             Its: General Partner

                                             /s/ Steven A. Calabrese
                                             ----------------------------------
                                             By: Steven A. Calabrese
                                             Its: President


                                   RC ENTERPRISES I

                                   /s/ Steven A. Calabrese
                                   --------------------------------------------
                                   By: Steven A. Calabrese
                                   Its: General Partner


                                   /s/ David S. Calabrese
                                   --------------------------------------------
                                   DAVID S. CALABRESE


                                   /s/ Eric M. Calabrese
                                   --------------------------------------------
                                   ERIC M. CALABRESE


                                   AJC MARITAL TRUST

                                   /s/ David S. Calabrese
                                   --------------------------------------------
                                   By: David S. Calabrese
                                   Its: Co-Trustee




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